Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carl F. Fahrenkrug, Chief Executive Officer of Microwave Filter Company, Inc. (the Company), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the annual Report on Form 10-KSB of the Company for the fiscal year ended September 30, 2007 (the Report) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 21, 2007                        /s/ Carl F. Fahrenkrug
                                                Carl F. Fahrenkrug
                                                Chief Executive Officer

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                                                                    Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard L. Jones, Chief Financial Officer of Microwave Filter Company, Inc. (the Company), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the annual Report on Form 10-KSB of the Company for the fiscal year ended September 30, 2007 (the Report) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 21, 2007                        /s/ Richard L. Jones
                                                Richard L. Jones
                                                Chief Financial Officer